UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 28, 2014

UGI Utilities, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-1398	23-1174060
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2525 N. 12th Street, Suite 360, Reading, Pennsylvania		19612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 796-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") by UGI Utilities, Inc. (the "Company") on August 12, 2014 (the "Initial Report"), the Audit Committee (the "Audit Committee") of the Company's Board of Directors approved the engagement of Ernst & Young LLP ("EY") as the Company's independent registered public accounting firm for the Company's fiscal year ending September 30, 2015 following a comprehensive, competitive process.

PricewaterhouseCoopers LLP ("PwC") served as the Company's independent registered public accounting firm for the fiscal year ended September 30, 2014. On November 28, 2014, in connection with the Company's filing of its Annual Report on Form 10-K for the fiscal year ended September 30, 2014, PwC issued its reports on the Company's consolidated financial statements as of and for the fiscal year ended September 30, 2014 and the effectiveness of internal control over financial reporting as of September 30, 2014. PwC's dismissal became effective upon issuance by PwC of the referenced reports.

PwC’s audit reports on the Company's consolidated financial statements for each of the three most recent fiscal years ended September 30, 2014, 2013 and 2012, and the subsequent interim period through November 28, 2014, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the three most recent fiscal years ended September 30, 2014, 2013 and 2012, there were (i) no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years, and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of this Current Report on Form 8-K, and requested that PwC furnish the Company with a letter addressed to the SEC stating whether PwC agrees with the disclosure contained in this report, or, if not, stating the respects in which it does not agree. The Company has received the requested letter from PwC, and a copy of PwC’s letter dated December 4, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter of PricewaterhouseCoopers LLP, dated December 4, 2014, regarding change in independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Utilities, Inc.

December 4, 2014	By:	/s/ Monica M. Gaudiosi

Name: Monica M. Gaudiosi
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers LLP, dated December 4, 2014, regarding change in independent registered public accounting firm.